                                 EXHIBIT 99.2

                       [LOGO OF BAY VIEW CAPITAL CORP.]

                             ANALYST PRESENTATION


                         BAY VIEW CAPITAL CORPORATION
                            ACQUISITION OF CTLC INC

                            EDWARD H. SONDKER, CEO
                            DAVID A. HEABERLIN, CFO

                       [LOGO OF BAY VIEW CAPITAL CORP.]

                             CTLC INC. ACQUISITION



 .  Strategic Focus

 .  CTLC Acquisition Consistent with Strategic Focus

 .  CTLC Background

 .  Transaction Structure

 .  Transaction Benefits

 .  Forecast EPS Impact

                       [LOGO OF BAY VIEW CAPITAL CORP.]

                                STRATEGIC FOCUS


 .  Eliminate Performance Impediments

 .  Increase Retail/Reduce Wholesale

 .  Improve Future Profitability

 .  Enhance Shareholder Value

 .  Reduce Excess Capital

 .  Redeploy Capital Opportunistically

                       [LOGO OF BAY VIEW CAPITAL CORP.]

                          CTLC ACQUISITION CONSISTENT
                             WITH STRATEGIC FOCUS

Opportunistic Transaction Which:

 .  Redeploys Excess Capital

 .  Improves Attractiveness of Franchise

 .  Reduces Asset Generation Impediment & Core Asset "Melt" Risk

 .  Enhances Asset Quality

                       [LOGO OF BAY VIEW CAPITAL CORP.]

                          CTLC ACQUISITION CONSISTENT
                             WITH STRATEGIC FOCUS

 .  Immediately and Dramatically
   Improves EPS

 .  Significantly Enhances EPS Growth
   Beyond 1996

 .  Leaves Bay View Federal Bank
   Strategic Focus Unchanged

                       [LOGO OF BAY VIEW CAPITAL CORP.]

                             CTLC INC. BACKGROUND


 .  California Thrift & Loan

 .  23 Year History

 .  Cal Fed Spin-Off in 1993

 .  Auto Finance Niche Lender

 .  Other Consumer/Commercial Lending

                       [LOGO OF BAY VIEW CAPITAL CORP.]


                             CTLC INC. BACKGROUND



 .  Strong Underwriting/High Yields

 .  High Quality Assets; Consistently
   Strong Loan Loss Experience (Annual Losses 1%)

                       [LOGO OF BAY VIEW CAPITAL CORP.]

                             CTLC INC. BACKGROUND

--------------------------------------------------------------------------------
                    CTLC Selected Financial Data ($000,000)

                                                  1994     1995

          Average Assets                           463      496
          Average Liabilities                      423      447
          Originations                             272      231

          Asset Yields #                        11.55%   12.10%
          Cost of Deposits #                     5.60%    6.05%

          Net Interest Margin                    6.64%    6.40%

          Provision for Losses #                 0.88%    0.97%
          G & A Expenses #                       4.77%    4.25%

          Delinquencies #                        1.30%    1.30%
          Reserves #                             1.83%    1.76%

          # Year-end Ratios

--------------------------------------------------------------------------------

                       [LOGO OF BAY VIEW CAPITAL CORP.]

                             TRANSACTION STRUCTURE



 . Cash Merger at $18 per Share

 . Approximately $65 Million Total

 . Separate Stand-Alone Subsidiary of Bay View Capital Corporation

 . Sister Bank to Bay View Federal Bank

                       [LOGO OF BAY VIEW CAPITAL CORP.]

                             TRANSACTION STRUCTURE



 .  Transaction Does Not Impede Potential
   Sale of Bay View Capital Corporation

                       [LOGO OF BAY VIEW CAPITAL CORP.]

                             TRANSACTION BENEFITS



 .  HIGH YIELD ASSET GENERATION
   Offsets Core Asset "Melt" Risk

 .  IMPROVEMENT OF ROE, EPS
   Provides On-Going Growth Opportunities

 .  SIGNIFICANT OPPORTUNITIES EXIST TO:

   Reduce Funding Costs, Expand Production, and
   Reduce Operating Costs

                       [LOGO OF BAY VIEW CAPITAL CORP.]

                             TRANSACTION BENEFITS



 .  With Modest Implementation of
   Opportunities, Transaction is
   Dramatically More Accretive than
   Share Buy-Back

 .  Opportunity to Dramatically Enhance
   Shareholder Value

              [LOGO OF BAY VIEW CAPITAL CORPORATION APPEARS HERE]

                              FORECASTED IMPACTS


--------------------------------------------------------------------------------
               PRELIMINARY ESTIMATED IMPACT OF CTLC "PROJECT '97"

                                       1997**        1998#

Forecast EPS*                           $2.75        $2.89

With Project '97                        $3.56        $4.00

Book Value***                          $32.50       $36.00
Return on Equity                        11.3%        11.7%

$65 Million Buy-Back##                  $3.33        $3.51

EPS Growth with Project '97               29%          38%

EPS Growth Beyond Share Buy-Back           7%          14%

*   Consensus 1996 EPS $2.40 excluding SAIF Recapitalization
**  1996 consensus plus full year's benefit of SAIF Recapitalization
#   5% earnings growth per year from 1997 base
##  Assumes 25% buy-back at average price of $35 per share
*** Assumes 7.1 million shares outstanding